Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of May 2, 2007 by and among Churchill Downs Incorporated, a Kentucky corporation (the “Borrower”), the Guarantors, the financial institutions listed on the signature pages hereto as the “Lenders” referred to below and JPMorgan Chase Bank, National Association, as the agent and the collateral agent for the Lenders (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Amended and Restated Credit Agreement, dated as of September 23, 2005, by and among the Borrower, the Guarantors, the financial institutions from time to time parties thereto (the “Lenders”) and the Agent (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, certain existing Lenders (the “Departing Lenders”) identified on the signature pages hereof as Departing Lenders have decided to cease acting as Lenders;

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to insert the following new definitions thereto in the appropriate alphabetical order as follows:

“ContentCo” means CD ContentCo HC, LLC, a Delaware limited liability company existing to hold Borrower’s interest in TrackNet Media Group, LLC, a Delaware limited liability company and joint venture formed by Borrower and Magna Entertainment Corp., a Delaware corporation (“Magna”), which joint venture will consolidate racing signals, wagering rights, account wagering and related businesses of the Borrower and its Subsidiaries and third parties, including without limitation, Magna.

“Florida Casino Project” means the real property located in Miami-Dade County, Florida and the construction and development of a gaming and/or slot machine establishment thereon and related improvements, and other property and assets directly related or ancillary thereto or used in connection therewith, including, without limitation, any building, restaurant, hotel, theater, parking facilities, retail shops, land, golf courses, and other recreation and entertainment facilities, marina, vessel, barge, ship and equipment, and all other property related thereto to the extent required under applicable gaming laws, liquor laws or any other applicable laws to be registered with, or approved by, or not disapproved by, all applicable gaming authorities or liquor authorities or any other governmental authorities, as the case may be.

“HRTV” means CD HRTV HC, LLC, a Delaware limited liability company existing to hold Borrower’s fifty percent (50%) interest in Magna’s horse racing channel HRTV™, which channel engages or will engage in the production of television broadcast of racing signals and related businesses of the Borrower and its Subsidiaries and third parties, including without limitation, Magna.

(b) Section 1.1 of the Credit Agreement is hereby amended to restate the definition of “Permitted Investment” in its entirety as follows:

“Permitted Investment” means (i) a possible investment of up to $90,000,000 in Wagerco; (ii) a possible investment of up to $10,000,0000 in ContentCo; and (iii) a possible investment of up to $10,000,000 in HRTV.

(c) Section 1.1 of the Credit Agreement is hereby amended to restate the following definitions in their entirety as follows:

“Consolidated Indebtedness” means at any time the Indebtedness of the Loan Parties calculated on a consolidated basis as of such time in accordance with Agreement Accounting Principles. The Indebtedness of any Excluded Subsidiary shall not be included in Consolidated Indebtedness.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of all of the Loan Parties calculated on a consolidated basis for such period in accordance with Agreement Accounting Principles. The net income (or loss) of any Excluded Subsidiary shall not be included in Consolidated Net Income.

“Consolidated Net Worth” means as of any date of determination total stockholders’ equity of all of the Loan Parties as of such date determined and consolidated in accordance with Agreement Accounting Principles. The total stockholders’ equity of any Excluded Subsidiary shall not be included in Consolidated Net Worth.

“Consolidated Rentals” means, with reference to any period, the Rentals of the Loan Parties calculated on a consolidated basis for such period in accordance with Agreement Accounting Principles. The Rentals of any Excluded Subsidiary shall not be included in Consolidated Rentals.

“Excluded Subsidiaries” means any Excluded Entity which is a Subsidiary of any of the Loan Parties. The Excluded Subsidiaries on the date of Amendment No. 1 to this Agreement are: Churchill Downs Pennsylvania Company (formerly known as Churchill Downs California Foodservices Company), Tracknet, LLC, Churchill Downs California Company, Churchill Downs California Fall Operating Company, Fair Grounds International Ventures, L.L.C., a Louisiana limited liability company, F.G. Staffing Services, Inc., a Louisiana corporation, CD ContentCo HC, LLC, a Delaware limited liability company and CD HRTV HC, LLC, a Delaware limited liability company.

(d) Section 2.1 is hereby amended to (x) delete in its entirety the sentence reading as follows: “On the date of this Agreement, the amount of the Aggregate Commitment is $200,000,000.” and (y) delete the reference to “$250,000,000” appearing therein and substitute “$170,000,000” in lieu thereof.

(e) Each of Section 2.22.1 and Section 2.22.5 of the Credit Agreement is hereby amended to delete the reference to “$250,000,000” appearing therein and substitute “$170,000,000” in lieu thereof.

(f) Section 5.5 of the Credit Agreement is hereby amended to delete the reference to “December 31, 2004” appearing therein and substitute “December 31, 2006” in lieu thereof.

(g) Section 6.24.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.24.2 Leverage Ratio. The Borrower will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness to (ii) Consolidated Adjusted EBITDA for the then most-recently ended four fiscal quarters to be greater than 3.25 to 1.0; provided that, during the term of this Agreement, for a single period of eight (8) consecutive fiscal quarters, such period beginning with the fiscal quarter during which the Borrower’s aggregate amount of Capital Expenditures in respect of the Florida Casino Project (from the inception of such project) exceeds $10,000,000, the Leverage Ratio may be greater than 3.25 to 1.0 but less than or equal to 4.0 to 1.0; provided that from and after the end of such period of consecutive fiscal quarters, the Leverage Ratio shall not be greater than 3.25 to 1.0.

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(h) Section 6.24.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.24.3 Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than (a) $190,000,000 as of the Closing Date, and (b) beginning with Borrower’s fiscal year ending December 31, 2006, the sum of (i) $290,000,000 plus (ii) 50% of Consolidated Net Income earned in each fiscal year (without deduction for losses), plus (iii) 100% of the proceeds from any public and/or private offering and/or sale of any common and/or preferred stock and/or other equity security, and/or any note, debenture, or other security convertible, in whole or in part, to common and/or preferred stock and/or other equity security, net of reasonable expenses, commissions and fees associates with such sale, from and after the date of this Agreement.

(i) A new Section 6.37 is hereby inserted into the Credit Agreement immediately following the existing Section 6.36 as follows:

6.37 Florida Casino Project Capital Expenditures. The Borrower will not, nor will it permit any of its Subsidiaries to, expend, or be committed to expend, an aggregate amount in excess of $100,000,000 for Capital Expenditures in connection with the Florida Casino Project. As used herein, “Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

(j) Section 7.3 of the Credit Agreement is hereby amended to insert a reference to “and/or 6.37” at the end thereof.

(k) The Commitments of the Lenders are amended and restated as set forth on Exhibit A hereto. Each Departing Lender shall cease to be a Lender for all purposes under the Credit Agreement. The Borrower hereby agrees to compensate each Lender (including each Departing Lender) for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

(l) The Pricing Schedule is hereby amended and restated in its entirety as set forth on Exhibit B hereto. Such Pricing Schedule shall be effective as of the first Monday following the date hereof and, beginning on such date, the Applicable Margin and the Applicable Fee Rate shall be calculated by reference to such Pricing Schedule based on the Leverage Ratio reflected in the most recent financial statements and compliance certificate delivered pursuant to Section 6.1 of the Credit Agreement and adjustments to the applicable Level shall thereafter be effected in accordance with the Pricing Schedule.

(m) Schedules 1, 2, 3, 4.1(i)(p), 4.1(i)(q), 5.22, 5.23, 5.24, 5.25 and 5.26 of the Credit Agreement are hereby amended and restated in their entirety as set forth on Annex I hereto.

2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, (a) the Agent and the Lenders shall have administered the reallocation of the Aggregate Outstanding Credit Exposure among the Lenders such that after giving effect to the amendments to

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the Commitments pursuant hereto, each Lender’s Pro Rata Share of the Aggregate Outstanding Credit Exposures is equal to such Lender’s Pro Rata Share of the total Commitments, (b) the Agent shall have received (i) executed copies of this Amendment from the Borrower, the Guarantors and the Lenders (including each Departing Lender) and (ii) for the account of each Lender (other than a Departing Lender) an amendment fee in the amount of $7,500.

3. Representations and Warranties of the Loan Parties. The Loan Parties jointly and severally hereby represent and warrant as follows:

(a) Each Loan Party has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by each Loan Party of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper corporate proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Each Loan Party, by its signature below, hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms all of its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the Lenders) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF KENTUCKY, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

Borrower:

CHURCHILL DOWNS INCORPORATED

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	VP Finance & Treasurer

Guarantors:

CHURCHILL DOWNS MANAGEMENT COMPANY

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

CHURCHILL DOWNS INVESTMENT COMPANY

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

CHURCHILL DOWNS SIMULCAST PRODUCTIONS, LLC

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

CHARLSON INDUSTRIES, INC.

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

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CALDER RACE COURSE, INC.

By:	/s/ Steven P. Sexton
Name:	Steven P. Sexton
Title:	Vice President

TROPICAL PARK, INC.

By:	/s/ Steven P. Sexton
Name:	Steven P. Sexton
Title:	Vice President

ARLINGTON PARK RACECOURSE, LLC

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

ARLINGTON OTB CORP.

By:	/s/ Debra A. Wood
Name:	Debbie A. Wood
Title:	Secretary

QUAD CITY DOWNS, INC.

By:	/s/ Debra A. Wood
Name:	Debbie A. Wood
Title:	Secretary

CDIP, LLC

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

CDIP HOLDINGS, LLC

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

CHURCHILL DOWNS LOUISIANA HORSERACING COMPANY, L.L.C.

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

CHURCHILL DOWNS LOUISIANA VIDEO POKER COMPANY, L.L.C.

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

VIDEO SERVICES, INC.

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender, as Agent and as Collateral Agent

By:	/s/ H. J. Brenner
Name:	H. J. Brenner
Title:	S.V.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender, as LC Issuer and as Syndication Agent

By:	/s/ Shelly B. Stephenson
Name:	Shelly B. Stephenson
Title:	Vice President

NATIONAL CITY BANK (successor in interest to National City Bank of Kentucky), as a Lender and as Documentation Agent

By:	/s/ Rob King
Name:	Rob King
Title:	Senior Vice President

FIFTH THIRD BANK, KENTUCKY, INC., as a Lender

By:	/s/ David O’Neal
Name:	David O’Neal
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Wheeler
Name:	Mark Wheeler
Title:	Executive Vice President

BANK OF AMERICA, N.A., as a Departing Lender

By:	/s/ Lisa B. Barksdale
Name:	Lisa B. Barksdale
Title:	V.P.

BRANCH BANKING & TRUST COMPANY, as a Departing Lender

By:	/s/ Johnny L. Perry
Name:	Johnny L. Perry
Title:	Senior Vice President

COMERICA BANK, as a Departing Lender

By:	/s/ Heather Whiting
Name:	Heather Whiting
Title:	Vice President

SUNTRUST BANK, as a Departing Lender

By:	/s/ Kap Yarbrough
Name:	Kap Yarbrough
Title:	Vice President

EXHIBIT A

Lender	Commitment
JPMorgan Chase Bank, National Association	$30,000,000
PNC Bank, National Association	$30,000,000
National City Bank	$20,000,000
Fifth Third Bank, Kentucky, Inc.	$20,000,000
U.S. Bank National Association	$20,000,000
TOTAL:	$120,000,000

EXHIBIT B

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status	Level VII Status
Eurodollar Rate	0.50%	0.625%	0.75%	0.875%	1.00%	1.25%	1.50%
Floating Rate	0%	0%	0%	0%	0%	0%	0%

Applicable Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status	Level VII Status
Commitment Fee	0.10%	0.12%	0.15%	0.15%	0.20%	0.20%	0.25%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 1.00 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is greater than or equal to 1.00 to 1.00 and less than 1.50 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 1.50 to 1.00 and less than 2.00 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 2.00 to 1.00 and less than 2.50 to 1.00.

“Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 2.50 to 1.00 and less than 3.00 to 1.00.

“Level VI Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is greater than or equal to 3.00 to 1.00 and less than 3.25 to 1.00.

“Level VII Status” exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status and Level VII Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status, adjusted quarterly and measured on the most recent four fiscal quarters ending on the determination date as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

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SCHEDULE 1

SUBSIDIARIES AND OTHER INVESTMENTS

Name:	Churchill Downs Management Company
Jurisdiction:	Kentucky
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	20 shares
Owner:	Churchill Downs Incorporated

Name:	Arlington Park Racecourse, LLC
Jurisdiction:	Illinois
Membership Interest:	100%
Owner:	Churchill Downs Incorporated

Name:	Arlington OTB Corp.
Jurisdiction:	Delaware
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	10
Owner:	Arlington Park Racecourse, LLC

Name:	Quad City Downs, Inc.
Jurisdiction:	Iowa
Authorized Capital Stock:	900,000 shares Common A
900,000 shares Common B
Issued Shares:	315,800 shares Common A
Owner:	Arlington Park Racecourse, LLC
(result of merger with Arlington Management Services, LLC effective 12/31/2006)

Name:	Churchill Downs California Company
Jurisdiction:	Kentucky
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	100 shares
Owner:	Churchill Downs Incorporated (100%)

Name:	Churchill Downs California Fall Operating Company
Jurisdiction:	Kentucky
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	100 shares
Owner:	Churchill Downs Incorporated (100%)

Schedule 1

Name:	Churchill Downs Pennsylvania Company
Jurisdiction:	Kentucky
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	100 shares
Owner:	Churchill Downs Incorporated (100%)

Name:	Calder Race Course, Inc.
Jurisdiction:	Florida
Authorized Capital Stock:	800,000 shares Common
190 shares Preferred
Issued Shares:	667,440 shares Common
Owner:	Churchill Downs Management Company (100%)

Name:	Tropical Park, Inc.
Jurisdiction:	Florida
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	195 shares
Owner:	Churchill Downs Management Company (100%)

Name:	Churchill Downs Louisiana Horseracing Company, L.L.C.
Jurisdiction:	Louisiana
Membership Interest:	Uncertificated units (100%)
Owner:	Churchill Downs Management Company

Name:	Churchill Downs Louisiana Video Poker Company, L.L.C.
Jurisdiction:	Louisiana
Membership Interest:	Uncertificated units (100%)
Owner:	Churchill Downs Management Company

Name:	Video Services, Inc.
Jurisdiction:	Louisiana
Authorized Capital Stock:	510 Shares Class A (non-voting) Common
490 Shares Class B (voting) Common
Issued Shares:	510 Shares Class A (non-voting) Common
490 Shares Class B (voting) Common
Owner:	Churchill Downs Louisiana Video Poker Company, L.L.C. (100%)

Schedule 1

Name:	CDIP Holdings, LLC
Jurisdiction:	Kentucky
Membership Interest:	Uncertificated units
Owner:	99% Churchill Downs Incorporated
1% Churchill Downs Management Company

Name:	CDIP, LLC
Jurisdiction:	Kentucky
Membership Interest:	Uncertificated units
Owner:	CDIP Holdings, LLC (100%)

Name:	Churchill Downs Investment Company
Jurisdiction:	Kentucky
Authorized Capital Stock:	1,000 shares Common
Issued Shares:	20 shares
Owner:	Churchill Downs Incorporated (100%)

Name:	Churchill Downs Simulcast Productions, LLC
(f/k/a Charlson Broadcast Technologies, LLC)
Jurisdiction:	Kentucky
Membership Interest:	Uncertificated units
Owner:	51% owned by Churchill Downs Investment Company
49% owned by Charlson Industries, Inc.

Name:	Charlson Industries, Inc.
Jurisdiction:	Ohio
Authorized Capital Stock:	600 shares Common
Issued Shares:	489 shares owned by Charlson Broadcast Technologies, LLC (n/k/a Churchill Downs Simulcast Productions, LLC)
111 shares to Churchill Downs Investment Company

Name:	RWHC, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Investment Company (80%)
Keeneland Association, Inc. (20%)

Name:	NYRHC, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Investment Company (100%)

Schedule 1

Name:	CD ContentCo HC, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Investment Company (100%)

Name:	CD HRTV HC, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Investment Company (100%)

Name:	TrackNet Media Group, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	CD ContentCo HC, LLC (50%)
Remaining 50% owned by Magna Entertainment Company (or an affiliate or subsidiary thereof)

Name:	HRTV, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	CD HRTV HC, LLC (50%)
Remaining 50% owned by Magna Entertainment Company (or an affiliate or subsidiary thereof)

Name:	Kentucky Off-Track Betting, LLC
Jurisdiction:	Kentucky
Membership Interest:	Uncertificated units
Owner:	25% owned by Churchill Downs Incorporated
25% owned by Ellis Park Racecourse, Inc.
25% owned by Turfway Park LLC
25% owned by Keeneland Association, Inc.

Name:	Tracknet, LLC
Jurisdiction:	Kentucky
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Investment Company (100%)

Schedule 1

Name:	CDIP, LLC
Jurisdiction:	Delaware
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Incorporated (100%)

Name:	Churchill Downs Technology Initiatives Company
Jurisdiction:	Delaware
Authorized Capital Stock:	1000 shares Common
Issued Shares:	100 shares to Churchill Downs Incorporated (100%)

Name:	Fair Grounds International Ventures, L.L.C.
Jurisdiction:	Louisiana
Membership Interest:	Uncertificated units
Owner:	Churchill Downs Louisiana Horseracing
Company, L.L.C.

Name:	F.G. Staffing Services, Inc.
Jurisdiction:	Louisiana
Authorized Capital Stock:	10,000 shares Common
Owner:	100 shares to Churchill Downs Louisiana Horseracing
Company, L.L.C. (100%)

Name:	Nasrin Services, LLC
Jurisdiction:	Delaware
Membership Interest:	100%
Owner:	70% owned by Autotote Systems, Inc.
30% owned by Tracknet, LLC

Name:	Kentucky Downs, LLC
Jurisdiction:	Kentucky
Membership Interest:	Uncertificated units
Owner:	5% owned by Churchill Downs Incorporated

Note: A transaction is pending pursuant to which Kentucky Downs Partners, LLC is purchasing a 71% interest in Kentucky Downs, LLC from Kelley Farms and a 14% interest from Turfway Park (Turfway will retain a 10% interest after the transaction closes).

SEE ALSO SCHEDULE 3

Schedule 1

SCHEDULE 2

INDEBTEDNESS AND

EXISTING LIENS ON COLLATERAL

5.14 Liens:

Those granted pursuant to the Credit Agreement dated April 3, 2003 and the following liens:

Secured Party	Collateral	Debtor	File Date
Ameritech Credit Corp.	Telecommunications and data equipment	Churchill Downs Incorporated	2/25/02 (lapsed)
Deere Credit, Inc.	Tractors	Churchill Downs Incorporated	4/2/03
Deere Credit, Inc.	Tractors	Churchill Downs Incorporated	4/2/03
Deere Credit, Inc.	Tractors	Churchill Downs Incorporated	3/16/04
Deere Credit, Inc.	Tractor	Churchill Downs Incorporated	3/29/04
Deere Credit, Inc.	Tractor	Churchill Downs Incorporated	4/10/06
Deere Credit, Inc.	Tractor	Churchill Downs Incorporated	4/10/06
Deere Credit, Inc.	Tractor	Churchill Downs Incorporated	1/17/07
Deere Credit, Inc.	Tractor	Churchill Downs Incorporated	3/29/07
Deere Credit, Inc.	Tractor	Churchill Downs Incorporated	4/4/07
Marlin Leasing Corp.	Copiers and Printers	Churchill Downs Incorporated	10/27/06
US Bancorp	Lease #981801 E-studio	Churchill Downs Incorporated	9/8/03
US Bancorp	Copiers	Churchill Downs Incorporated	1/3/07
US Bancorp	Copier Accessories	Churchill Downs Incorporated	2/14/07
John Deere Construction & Forestry Company	Grader	Calder Race Course, Inc.	3/18/04
Deere Credit, Inc.	Tractors	Calder Race Course, Inc.	5/18/04
Deere Credit, Inc.	Tractors	Calder Race Course, Inc.	8/8/05

Schedule 2

Deere Credit, Inc.	Tractors	Calder Race Course, Inc.	6/8/06
State of Florida Dept. of Labor & Employment Security	Contribution due to Unemployment Compensation Fund	Calder Race Course, Inc.	6/13/00

FPC Funding II LLC	Equipment Lease #22208801	Arlington Park Racecourse, LLC	12/15/04
US Bancorp	Copiers	Arlington Park Racecourse, LLC	9/12/05

American Express Business Finance	Equipment Lease #608744/A#1058993	Quad City Downs, Inc.	8/5/04
American Express Business Finance	Equipment Lease #608744/A#1058993	Quad City Downs, Inc.	8/18/04

Marlin Leasing Corp.	Copiers and Printers	Churchill Downs Louisiana Horseracing Company, L.L.C.	1/20/06
Marlin Leasing Corp.	Copiers and Printers	Churchill Downs Louisiana Horseracing Company, L.L.C.	7/7/06
Marlin Leasing Corp.	Copiers and Printers	Churchill Downs Louisiana Horseracing Company, L.L.C.	10/30/06
State of Louisiana Dept. of Labor, Office of Regulatory Services	Contributions due	Churchill Downs Louisiana Horseracing Company, L.L.C.	12/08/06

Fifth Third Bank	All assets and personal property	Charlson Broadcast Technologies, LLC	9/5/01; cont. stmt. filed 5/8/06

Schedule 2

Section 6.10 (ii) Indebtedness:

Convertible note payable	$12,832,605	Brad Kelly note payable for stock redemption (monthly amortization of $35,039)

Schedule 2

SCHEDULE 3

LESS THAN 100% SUBSIDIARIES

Name:	TrackNet Media Group, LLC
Jurisdiction:	Delaware
Membership Interest:	50%
Owner:	CD ContentCo HC, LLC

Name:	HRTV, LLC
Jurisdiction:	Delaware
Membership Interest:	50%
Owner:	CD HRTV HC, LLC

Name:	RWHC, LLC
Jurisdiction:	Delaware
Membership Interest:	80%
Owner:	Churchill Downs Investment Company

Name:	Kentucky Off-Track Betting, LLC
Jurisdiction:	Kentucky
Membership Interest:	25%
Owner:	Churchill Downs Incorporated

Name:	Nasrin Services, LLC
Jurisdiction:	Delaware
Membership Interest:	30%
Owner:	Tracknet, LLC

Name:	Kentucky Downs, LLC
Jurisdiction:	Kentucky
Membership Interest:	5%
Owner:	Churchill Downs Incorporated

Name:	Triple Crown Productions, LLC
Membership Interest:	33.33% owned by Churchill Downs Incorporated

Name:	Parkland Partners Limited
Membership Interest:	33.10% owned by Churchill Downs Incorporated

Schedule 3

Name:	Equibase Holding Partners, LP
Membership Interest:	5.64% owned by Churchill Downs Incorporated

Name:	ODS Technologies, LP (TVG)
Membership Interest:	3.166% owned by Churchill Downs Incorporated

Schedule 3

SCHEDULE 4.1(i)(p)

SEARCHES OF PERSONAL PROPERTY RECORDS

WITH AGENCIES

Debtor	Jurisdictions Searched	Type of Search

Churchill Downs Incorporated	Kentucky Secretary of State	UCC
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

Churchill Downs Management Company	Kentucky Secretary of State	UCC
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

Churchill Downs Investment Company	Kentucky Secretary of State	UCC
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

Calder Race Course, Inc.	Florida Secured Transaction Registy	UCC
	Florida Department of State	Federal Tax Liens & Judgment Liens
	Dade County Circuit Court	Federal & State Tax Liens & Local Judgments

Tropical Park, Inc.	Florida Secured Transaction Registy	UCC
	Florida Department of State	Federal Tax Liens & Judgment Liens
	Dade County Circuit Court	Federal & State Tax Liens & Local Judgments

Arlington Park Racecourse, LLC	Illinois Secretary of State	UCC & Federal Tax Liens
	Cook, Winnebago, & Rock Island County Recorders	Federal & State Tax Liens & Local Judgments

Arlington Management Services, LLC	Illinois Secretary of State	UCC & Federal Tax Liens
	Cook, Winnebago, & Rock Island County Recorders	Federal & State Tax Liens & Local Judgments

Arlington OTB Corp.	Delaware Secretary of State	UCC & Federal Tax Liens
	Illinois Secretary of State	UCC & Federal Tax Liens
	Cook, Winnebago, & Rock Island County Recorders	Federal & State Tax Liens & Local Judgments

Schedule 4.1(i)(p)

Quad City Downs, Inc.	Iowa Secretary of State	UCC & Federal Tax Liens
	Illinois Secretary of State	UCC & Federal Tax Liens
	Rock Island County Recorder	Federal & State Tax Liens & Local Judgments

CDIP, LLC	Kentucky Secretary of State	UCC
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

CDIP Holdings, LLC	Kentucky Secretary of State	UCC
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

Churchill Downs Louisiana Horseracing Company, L.L.C.	East Baton Rouge Parish Clerk of Court	UCC
	Jefferson Parish Clerk of Court & Orleans Parish Clerk of Court	Federal & State Tax Liens & Local Judgments

Churchill Downs Louisiana Video Poker Company, L.L.C.	East Baton Rouge Parish Clerk of Court	UCC
	Jefferson Parish Clerk of Court & Orleans Parish Clerk of Court	Federal & State Tax Liens & Local Judgments

Video Services, Inc.	East Baton Rouge Parish Clerk of Court	UCC
	Jefferson Parish Clerk of Court & Orleans Parish Clerk of Court	Federal & State Tax Liens & Local Judgments

Churchill Downs Simulcast Productions, LLC f/k/a Charlson Broadcast Technologies, LLC	Kentucky Secretary of State	UCC
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

Charlson Industries, Inc.	Ohio Secretary of State	UCC
	Hamilton County Recorder; Hamilton County Court of Common Pleas	Federal Tax Liens; State Tax Liens & Local Judgments
	Jefferson County Clerk	Federal & State Tax Liens & Local Judgments

Schedule 4.1(i)(p)

SCHEDULE 4.1(i)(q)

THIRD PARTY CONSENTS

Louisiana Gaming Control Board – Pursuant to LA R.S. 42:XIII § 2523(C)(5), by letter dated March 27, 2007, the Louisiana Gaming Control Board has determined that the modification of the Credit Facility does not substantially alter the terms of Churchill’s existing line of credit which was previously approved and has waived any requirement for its approval.

SCHEDULE 5.22

INTELLECTUAL PROPERTY

CHURCHILL DOWNS INCORPORATED

Patents:	none

Trademarks:

Federal Registrations:

CDSN		Reg. No. 2,682,320
Churchill Charlie		Reg. No. 2,222,444
Churchill Charlie Design only		Reg. No. 2,231,670
Green Pastures Program		Reg. No. 2,706,752
Green Pastures Program & Design		Reg. No. 2,690,637
Junior Jockey Club		Reg. No. 2,443,645
Road to the Roses		Reg. No. 2,744,388
The World’s Most Legendary Racetrack		Reg. No. 2,071,030
Twin Spires Logo (design only)		Reg. No. 2,565,972
Reg. No. 2,568,139

Federal Applications:

OAKS LILY		App. No. 78/868,795
TWINSPIRES		App. No. 77/121,921
TWINSPIRES (logo)		App. No. 77/121,932

State Registrations:

Dawn at the Downs and Design	*	Kentucky No. 10852
Run for the Roses and Design	*	Kentucky No. 08682
Kentucky Sampler and Design	*	Kentucky No. 09309

Copyright Registrations:

Kentucky Derby 113 logo	Reg. No. VA256465
Kentucky Derby 114 logo	Reg. No. VA300797
Kentucky Derby 115 logo	Reg. No. VA318109
Kentucky Derby 116 logo	Reg. No. VA388760
Kentucky Derby 117 logo	Reg. No. VA432815
Kentucky Derby 118 logo	Reg. No. VA487209
Kentucky Derby 119 logo	Reg. No. VA528216
Kentucky Derby 120 logo	Reg. No. VA637781

Schedule 5.22

Kentucky Derby 121 logo	Reg. No. VA680014
Kentucky Derby 122 logo	Reg. No. VA760665
Kentucky Derby 123 logo	Reg. No. VA846345
Kentucky Derby 124 logo	Reg. No. VA911899
Kentucky Derby 125 logo	Reg. No. VA981153
Kentucky Derby 126 logo	Reg. No. VA982217
Kentucky Derby 127 logo	Reg. No. VA1076482
Kentucky Derby 128 logo	Reg. No. VA1128464
Kentucky Derby 129 logo	Reg. No. VA1188676
Kentucky Derby 130 logo	Reg. No. VA1262443
Kentucky Derby 131 logo
Kentucky Derby 132 logo
Kentucky Derby 133 logo

Kentucky Derby Trophy design

Licensing Agreements:	none

CHURCHILL DOWNS MANAGEMENT COMPANY

Patents:	none

Trademarks:	none

Copyright Registrations:	none

Licensing Agreements:	none

CHURCHILL DOWNS INVESTMENT COMPANY

Patents:	none

Trademarks:	none

Copyright Registrations:	none

Licensing Agreements:	none

Schedule 5.22

CALDER RACE COURSE, INC.

Patents:	none

Trademarks:

State Registrations:

Grand Slam Stakes and Design	*	Florida No. T94,610

Common Law:

Festival of the Sun and Design
Summit of Speed

Copyright Registrations:	none

Licensing Agreements:	none

TROPICAL PARK, INC.

Patents:	none

Trademarks:

Common Law:

Tropical Park

Copyright Registrations:	none

Licensing Agreements:	none

Schedule 5.22

ARLINGTON PARK RACECOURSE, LLC

Patents:	none

Trademarks:

Federal Registrations:

A and Design	*	Reg. No. 1,643,068
A-Club	*	Reg. No. 2,575,234
American Derby	*	Reg. No. 1,977,761
Arlington and Design	*	Reg. No. 1,643,066
Arlington Classic	*	Reg. No. 1,955,925
Arlington Handicap	*	Reg. No. 1,972,394
Arlington International Racecourse And Design	*	Reg. No. 1,696,540
Arlington Matron Handicap	*	Reg. No. 1,969,474
Arlington Million		Reg. No. 1,643,067
Arlington Million X and Design		Reg. No. 1,665,281
Arlington Park		Reg. No. 2,649,941
Arlington-Washington Futurity	*	Reg. No. 1,955,931
Arlington-Washington Lassie	*	Reg. No. 1,933,051
Beverly D.	*	Reg. No. 1,922,590
Hanshin Handicap	*	Reg. No. 1,967,951
Inside Rail	*	Reg. No. 2,437,269
International Festival of Racing	*	Reg. No. 1,473,710
Reg. No. 1,980,602
Modesty Handicap	*	Reg. No. 1,957,400
Mud Bug OTB Chicago & Design	*	Reg. No. 2,415,761
Pucker Up Stakes	*	Reg. No. 1,957,401
Round Table Stakes	*	Reg. No. 1,952,704
Sea O’Erin Handicap	*	Reg. No. 1,928,105
Secretariat	*	Reg. No. 1,986,605
Springfield Stakes	*	Reg. No. 1,975,924
Washington Park Handicap	*	Reg. No. 1,952,705

Copyright Registrations:	none

Licensing Agreements:	none

Schedule 5.22

ARLINGTON OTB CORP.

Patents:	none

Trademarks:	none

Copyright Registrations:	none

Licensing Agreements:	none

QUAD CITY DOWNS, INC.

Patents:	none

Trademarks:	none

Copyright Registrations:	none

Licensing Agreements:	none

CDIP, LLC

Patents:	none

Trademarks:

Federal Registrations:

Churchill Downs		Reg. No. 1,011,127
Reg. No. 1,557,889
Kentucky Derby		Reg. No. 0,997,385
Kentucky Oaks		Reg. No. 1,713,541
The Kentucky Derby		Reg. No. 1,534,197

State Registrations:

Finish Line Off Track Betting	*	Louisiana Trade Name

Copyright Registrations:	none

Licensing Agreements:	none

Schedule 5.22

CDIP HOLDINGS, LLC

Patents:	none

Trademarks:	none

Copyright Registrations:	none

Licensing Agreements:	none

CHURCHILL DOWNS LOUISIANA HORSERACING COMPANY, L.L.C.

Patents:	none

Trademarks:

Federal Registrations:

Fair Grounds		Reg. No. 2,774,532
Fair Grounds Race Course		Reg. No. 2,774,434
Fair Grounds	*	Reg. No. 2,776,307
Fair Grounds Net Bet	*	Reg. No. 2,765,008
Fair Grounds Phone Bet	*	Reg. No. 2,782,522
Fair Grounds Race Course	*	Reg. No. 2,756,768
Fair Grounds Race Course	*	Reg. No. 2,756,769
Fair Grounds Race Course	*	Reg. No. 2,759,489
FGNETBET	*	Reg. No. 2,935,274
FGNETBET.COM	*	Reg. No. 2,938,503
Horsehead Design	*	Reg. No. 2,764,847
Horsehead Design	*	Reg. No. 2,717,830
Horsehead Design	*	Reg. No. 2,717,831
Horsehead Design	*	Reg. No. 2,717,934
Horsehead Design	*	Reg. No. 2,719,778
Horsehead Design	*	Reg. No. 2,719,779
Net Bet	*	Reg. No. 2,885,332
New Orleans Fair Grounds	*	Reg. No. 2,774,533

Common Law:

Fair Grounds OTB & Casino

Schedule 5.22

VIDEO SERVICES, INC.

Patents:	none

Trademarks:

State Registrations:

Rockin’ Horse Game Room	*	Louisiana Trademark

Copyright Registrations:	none

Licensing Agreements:	none

*	The company expects to abandon, not renew the registration with respect thereto, or otherwise dispose of these marks.

Schedule 5.22

SCHEDULE 5.23

CHURCHILL DOWNS INCORPORATED PROPERTIES

COMMERCIAL LIABILITY COVERED LOCATIONS

1.	Churchill Downs/Trackside	700 Central Ave., Louisville, KY

2.	Training Facility/Former Trackside	4520 Poplar Level Road, Louisville, KY (4400 Brietenstein Ave.)

3.	Racing Office Property	3750 Oakdale Avenue ( also 3744, 3747, 3748 )
(formerly a church)

4	Calder Race Course	21001 NW 27th Ave., Miami, FL

5.	Arlington Park	2200 Euclid Avenue, Arlington Heights, IL 60006

6.	Trackside-Arlington Heights	2000 W. Euclid Avenue, Arlington Heights, IL 60006

7.	Trackside-Rockford	5011 E. State St., Rockford, IL 61108

8.	Trackside-Waukegan	630 S. Green Bay, Waukegan, IL

9.	Trackside-Chicago	901 W. Weed St., Chicago, IL 60622

10.	Trackside-Quad City Downs	5005 Morton Drive, E. Moline, IL

11.	Trackside-South Elgin	335 N. McLean Blvd., Elgin, IL 60177

12.	Trackside- McHenry	621 Ridgeview Drive, McHenry, IL 60050

13.	Trackside-So. Beloit	1322 Gardner St., So. Beloit, IL 61080

14.	Trackside-Lockport	1225 E. 9th Street, Lockport, IL 60441

15.	Fair Grounds Race Course	1751 Gentilly Boulevard, New Orleans, LA 70119

16.	Kenner Finish Line	1700 Joe Yenni Boulevard, Kenner, LA 70064

17.	Gretna Finish Line	64A Westbank Expressway, Gretna, LA 70053

18.	Elmwood Finish Line	5428 Citrus Boulevard, Harahan, LA 70123

19.	Metairie Finish Line	2700 Edenborn Avenue, Metairie, LA 70002

20.	Parking lot adjacent to the Metairie Finish Line	2700 Edenborn Avenue, Metairie, LA 70002

1

21.	LaPlace Finish Line	164 Belle Terre Blvd., LaPlace, LA 70068-3348

22.	Covington Finish Line	600 North Highway 190, Suite #1
Hollycrest Plaza Shopping Center, Covington, LA 70434

23.	Houma Finish Line	111 Moss Lane, Houma, LA 70360

24.	Thibodaux Finish Line	1766 Canal Boulevard, Thibodaux, LA 70301

25.	Property currently being Used for Fair Grounds Supplemental housing	3100 Belfort Avenue, New Orleans, LA 70119

26.	Churchill Downs Technology Initiatives Company	2033 Gateway Place, 5th & 6th Floors, San Jose, CA 95110

DWELLINGS LEASED TO OTHERS - Louisville, KY

1012 Homeview	3111 S. Fourth	1001-1003 Thornberry

1014 Homeview	3113-15 S. Fourth

1016 Homeview	3701 S. Fourth	3318-3320 Warren

LOTS

(VACANT LOTS SURROUNDING LOUISVILLE TRACK USED FOR PARKING)

Bohannon Avenue – 3104, 3106, 3108, 3110, 3112, 3116, 3118, 3120 (collectively Lot 10), 3121, 3211, 3215, 3213

Central – 756

Homeview – 901, 903, 905, 907, 908, 909, 910, 911, 912, 913, 914, 915, 917, 919, 921, 923, 924, 926, 927, 928, 931, 932, 933, 935, 937, 947, 955, 1004, 1006, 1008, 1010, 1012, 1014, 1016, 1000

Longfield Avenue – 1009, 1029, 1031, 1033

Oakdale Avenue – 3l17, 3129, 3139-3139  1/2, 3141, 3143, 3716, 3720, 3722, 3724, 3728, 3730, 3732, 3734, 3740, 3756-62, 3750

Queen Avenue – 1000, 1002, 1006, 1008-10, 1012, 1014, 1016, 1018

Racine – 819, 900, 902, 906, 908, 910, 912, 913, 914, 915, 916, 917, 919, 920, 921, 923, 924, 925, 926, 927, 929, 930, 934, 936 (collectively Lot 8)

S. Fourth Street – 3101-03, 3107-09, 3111, 3113-15, 3141-43, 3701, 3705, 3709, 3711, 3713

S. Third Street – 3106, 3108, 3108 rear, 3110, 3114, 3116, 3118, 3120, 3122, 3128, 3130, 3142, 3144, 3146, 3150, and 3148

Southern Parkway – 3800

Taylor Blvd. – 3105, 3107, 3109, 3111 (collectively Lot 10 with Bohannon properties)

Terrace Park – 32-34

Thornberry – 923, 925, 927, 929, 931-33, 1001-1003, 1005, 1007, 1011, 1015, 1019, 1021

Warren Avenue – 3312, 3314, 3315, 3316, 3318, 3320, 3322, 3324

Wizard Avenue – 3317, 3319, 3320, 3321, 3325, 3327, 3329

Floyd Street – 819-827 (Leased Storage only)

2

Lot 1 – Corners of Warren, Queen, Wizard and Oleanda

(1000, 1002, 1006 1008-10, 1012, 1014, 1016 and 1018 Queen Avenue)

(3312, 3314, 3316, and 3324 Warren Avenue)

(3317, 3319, 3321, 3325, 3327 and 3329 Wizard Avenue)

Lot 2 – Alley off of Warren, South of Homeview

(910, 924, 926, 928, 932 Homeview)

Lot 3 – Corner of 9th & Homeview

(900, 902, 904 Homeview is merged in with 700 Central Ave.)

(908, 909, 911, 914 Homeview)

Lot 4 – Ninth St. & Homeview (lots combined):

(931, 933, 935, 937, 947 Homview)

Lot 5 – Ninth St. & Homeview (lots combined):

(901, 903, 905, 907, 913, 915, 917, 919, 921, 923 Homeview)

Lot 6 – Horsemen Lot (Lot between Homeview & Racine)

(900, 902, 906, 908, 910, 911, 913, 915, 917, 919, 921 Racine)

Lot 7 – (3121 Bohannon)

(930, 934, 936 Racine)

Lot 9 – (921, 923, 925, 927, 929 Racine)

Lot 11 South Third Street

(3100, 3106, 3108, 3108 rear, 3110, 3112, 3114, 3116, 3118, 3120, 3122, 3128, 3130, 3132, and 3132 1/2)

Hussey Lot

(3716, 3724, 3740, 3756-62 Oakdale Avenue)

(32-34 Terrace Park)

Longfield Avenue Lot

(3315 Warren)

(923, 925, 927, 929, 931-33 Thornberry)

Oakdale Lot – Horse Trailer Parking

(3117, 3129, 3139-3139 1/2, 3141, & 3143 Oakdale Avenue)

Racine Lot – 920

South Fourth Street Lot – 3101-03, 3107-09, 3141-43

3

Triangle Lot – 3141-43 S. 4th

Trackside Lot – 4400 Breitenstein Avenue

Turf Lot –

(819 Racine)

V.I.P. Lot – Ninth St. & Central Avenue

(756 Central Avenue)

4

SCHEDULE 5.24

OPERATING LOCATIONS

Churchill Downs Incorporated	700 Central Avenue Louisville, Kentucky 40208

4520 Poplar Level Road Louisville, KY 40213

Churchill Downs Management Company Churchill Downs Investment Company CDIP Holdings, LLC CDIP, LLC Churchill Downs Simulcast Productions, LLC Charlson Industries, Inc.	700 Central Avenue Louisville, Kentucky 40208

Calder Race Course, Inc. Tropical Park, Inc.	21001 NW 27th Avenue Miami, FL 33056

Arlington Park Racecourse, LLC	2000 Euclid Avenue Arlington Heights, IL 60006

Trackside Chicago 901 W. Weed Street Chicago, Illinois 60622

Trackside Waukegan 630 S. Green Bay Waukegan, Illinois 60085

Arlington OTB Corp.	2000 Euclid Avenue Arlington Heights, IL 60006

Quad City Downs, Inc.	2000 Euclid Avenue Arlington Heights, IL 60006

Trackside Rockford 5011 E. State Street Rockford, Illinois 61108

Trackside Quad City Downs 5005 Morton Drive East Moline, Illinois 61244

Schedule 5.24

SCHEDULE 5.24

OPERATING LOCATIONS

Quad City Downs, Inc. (cont.)	Trackside South Elgin 334 N. McLean Blvd. South Elgin, Illinois 60177

Trackside South Beloit 1322 Gardner Street South Beloit, Illinois 61080

Trackside McHenry 2816 Route 120 McHenry, Illinois 60051

Trackside Lockport Fat Sam’s Featuring Trackside OTB 1225 E. 9th St. Lockport, Illinois 60441-3234

Churchill Downs Louisiana Horseracing Company, L.L.C.	1751 Gentilly Boulevard New Orleans, Louisiana 70119

Kenner Finish Line 1700 Joe Yenni Boulevard Kenner, Louisiana 70064

Gretna Finish Line 64A Westbank Expressway Gretna, Louisiana 70053

Elmwood Finish Line 5428 Citrus Boulevard Harahan, Louisiana 70123

Metairie Finish Line 2700 Edenborn Avenue Metairie, Louisiana 70002

Thibodaux Finish Line 1766 Canal Boulevard Thibodaux, Louisiana 70301

LaPlace Finish Line 164 Belle Terre Blvd. LaPlace, LA 70068-3348

Schedule 5.24

SCHEDULE 5.24

OPERATING LOCATIONS

Churchill Downs Louisiana Horseracing Company, L.L.C. (cont.)	Covington Finish Line 600 North Highway 190, Suite #1 Hollycrest Plaza Shopping Center Covington, Louisiana 70434

Houma Finish Line 111 Moss Lane Houma, Louisiana 70360

Churchill Downs Louisiana Video Poker Company, L.L.C.	1751 Gentilly Boulevard New Orleans, Louisiana 70119

Video Services, Inc.	520 Elmwood Park Blvd., Suite 100 Harahan, Louisiana 70123

Schedule 5.24

SCHEDULE 5.25

CERTAIN LICENSES

Churchill Downs Incorporated holds a license issued by the Kentucky Racing Authority to conduct live thoroughbred races in 2007.

Calder Race Course Inc. holds a license issued by the Division of Pari-Mutuel Wagering of Florida’s Department of Business and Professional Regulation to conduct live thoroughbred races in 2007.

Tropical Park, Inc. holds a license issued by the Division of Pari-Mutuel Wagering of the Department of Florida’s Department of Business and Professional Regulation to conduct live thoroughbred races in 2007.

Arlington Park Racecourse, LLC holds a license from the Illinois Racing Board to conduct live thoroughbred races in 2007.

Arlington Park Racecourse, LLC holds an inter-track wagering license from the Illinois Racing Board for its Trackside location. It also holds inter-track wagering location licenses for the locations in Chicago and Waukegan.

Quad City Downs, Inc. holds an inter-track wagering license from the Illinois Racing Board for its East Moline location. It also holds inter-track wagering location licenses for the locations in Rockford, McHenry, South Beloit and South Elgin.

Churchill Downs Louisiana Horseracing Company, L.L.C. holds a ten-year racing license from the Louisiana State Racing Commission to conduct race meetings for the period April 16, 2005 through April 15, 2015.

Churchill Downs Louisiana Horseracing Company, L.L.C. holds a one-year license from the Louisiana State Racing Commission to conduct a live thoroughbred race meet from November 22, 2007 through March 23, 2008.

Churchill Downs Louisiana Horseracing Company, L.L.C. holds a license from the Louisiana State Racing Commission to operate off-track wagering facilities at the following locations:

See Attachment 1

Churchill Downs Louisiana Horseracing Company, L.L.C. holds a Type VI Owner/Operator License from the Louisiana Gaming Control Board authorizing it to own and operate video poker devices for a term expiring June 30, 2010.

Schedule 5.25

Churchill Downs Louisiana Horseracing Company, L.L.C. holds nine Type IV video poker establishment licenses from the Louisiana Gaming Control Board for the authorization to conduct video poker gaming at the following OTB locations for a term expiring June 30, 2010:

See Attachment 2

Churchill Downs Louisiana Horseracing Company, L.L.C. holds a license from the Louisiana Gaming Control Board for the conduct of slot machine gaming at the Fair Grounds Race Course in New Orleans, subject to certain conditions in connection with facility construction, internal controls and facility management.

Churchill Downs Louisiana Video Poker Company, L.L.C. has acquired Video Services, Inc. which holds a Type VI Owner/Operator license from the Louisiana Gaming Control Board for the authorization to own and operate video poker devices at the OTB Locations listed in Attachment 2 (the “VSI License”). The VSI License expired on June 30, 2004, and an application for renewal of the VSI License is pending with the Louisiana Gaming Control Board. If approved, the VSI License will not expire until June 30, 2010.

Schedule 5.25

SCHEDULE 5.25

CERTAIN LICENSES

Attachment 1

Covington Finish Line

600 North Highway 190, Suite #1

Hollycrest Plaza Shopping Center

Covington, Louisiana 70434

Elmwood Finish Line

5428 Citrus Boulevard

Harahan, Louisiana 70123

Gretna Finish Line

64A Westbank Expressway

P.O. Box 1372

Gretna, Louisiana 70053

Houma Finish Line

111 Moss Lane

Houma, Louisiana 70360

Kenner Finish Line

1700 Joe Yenni Boulevard

P.O. Box 640459

Kenner, Louisiana 70064

LaPlace Finish Line

164 Belle Terre Blvd.

LaPlace, LA 70068-3348

Metairie Finish Line

2700 Edenborn Avenue

Metairie, Louisiana 70002

Thibodaux Finish Line

1766 Canal Boulevard

Thibodaux, Louisiana 70301

NOTE: Licenses exist for the following two locations, which were destroyed in Hurricane Katrina, though these locations have not been rebuilt as of the date of the Amendment:

Slidell Finish Line

US Highway 11, 225 Brown’s Village Square

61025 Brown’s Village Square, Unit #5

Slidell, Louisiana 70459

St. Bernard Finish Line

7718 West Judge Perez Drive

Arabi, Louisiana 70043

Schedule 5.25

SCHEDULE 5.25

CERTAIN LICENSES

Attachment 2

Elmwood Finish Line

5428 Citrus Boulevard

Harahan, Louisiana 70123

Fair Grounds Corp OTB

1751 Gentilly Boulevard

New Orleans, LA 70119

Gretna Finish Line

64A Westbank Expressway

P.O. Box 1372

Gretna, Louisiana 70053

Houma Finish Line

111 Moss Lane

Houma, Louisiana 70360

Kenner Finish Line

1700 Joe Yenni Boulevard

P.O. Box 640459

Kenner, Louisiana 70064

LaPlace Finish Line

164 Belle Terre Blvd.

LaPlace, LA 70068-3348

Metairie Finish Line

2700 Edenborn Avenue

Metairie, Louisiana 70002

Thibodaux Finish Line

1766 Canal Boulevard

Thibodaux, Louisiana 70301

NOTE: A license exists for the following location, which was destroyed in Hurricane Katrina, though this location has not been rebuilt as of the date of the Amendment:

St. Bernard Finish Line

7718 West Judge Perez Drive

Arabi, Louisiana 70043

Schedule 5.25

SCHEDULE 5.26

PREDECESSOR ENTITIES OF THE LOAN PARTIES

See Schedule 1 for state of incorporation or organization.

See Schedule 5.23 for jurisdictional locations where collateral may have been kept.

Arlington Park Racecourse, LLC

Arlington International Racecourse, Inc. and Turf Club of Illinois, Inc. – merged into Arlington Park Racecourse, LLC

Arlington Management Services, LLC merged into Arlington Park Racecourse, LLC; Arlington Management Services, Inc., Arlington Global Services, Inc. and KFI Corporation were previously merged into Arlington Management Services, LLC

Arlington OTB Corp.

None

CDIP, LLC

None

CDIP Holdings, LLC

None

Calder Race Course, Inc.

None

Churchill Downs Investment Company

None

Churchill Downs Management Company

None

Quad City Downs, Inc.

None

Schedule 5.26

Tropical Park, Inc.

None

Churchill Downs Louisiana Horseracing Company, L.L.C.

None

Churchill Downs Louisiana Video Poker Company, L.L.C.

None

Video Services, Inc.

None

Churchill Downs Simulcast Productions, LLC

F/k/a Charlson Broadcast Technologies, LLC – name change recorded May 28, 2004 with Kentucky Secretary of State

Charlson Industries, Inc.

None

Schedule 5.26